                                                                    EXHIBIT 10.3



                              FOURTH AMENDMENT TO
                   SENIOR REVOLVING CREDIT FACILITY AGREEMENT


     THIS FOURTH AMENDMENT TO SENIOR REVOLVING CREDIT FACILITY AGREEMENT (the "Fourth Amendment") is entered into as of the 7th day of June, 1995, by and among NATIONSBANK OF TEXAS, N.A. ("NationsBank"), FIRST INTERSTATE BANK OF TEXAS, N.A. ("First Interstate"), BANK ONE, TEXAS, N.A. ("Bank One"), THE DAIWA BANK, LTD. ("Daiwa"), CITIBANK, N.A. ("Citibank") and BANK OF AMERICA TEXAS, N.A. ("Bank of America") (such banks, and their successors and assigns, are collectively referred to herein as "Banks"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION (successor by merger to Texas Commerce Bank, National Association) ("Texas Commerce"), for the purpose of Section 9 hereto only, CASH AMERICA INTERNATIONAL, INC., a Texas corporation ("Company"), and NationsBank as Issuing Bank and as Administrative Agent for Banks to the extent and in the manner provided for in the "Credit Agreement" (defined below and herein so called), with the acknowledgement, approval and agreement of all "Guarantors" and "Consolidated Subsidiaries" (as each of such terms is defined in the Credit Agreement) existing as of the date hereof.


                              W I T N E S S E T H:

     WHEREAS, certain of the Banks, Texas Commerce, Company, Issuing Bank and Administrative Agent are parties to that certain Senior Revolving Credit Facility Agreement dated as of June 29, 1993, as amended by that certain First Amendment to Senior Revolving Credit Facility Agreement, dated as of June 7, 1994, by that certain Second Amendment to Senior Revolving Credit Facility Agreement, dated as of September 21, 1994, and by that certain Third Amendment to Senior Revolving Credit Facility Agreement, dated as of March 10, 1995 (said Credit Agreement, as amended, the "Credit Agreement"); and

     WHEREAS, Company has requested to (i) remove Texas Commerce as a Bank under the Credit Agreement, (ii) add Citibank and Bank of America as Banks under the Credit Agreement, (iii) extend the Scheduled Maturity Date and (iv) make certain other amendments to the Credit Agreement as set forth hereinbelow; and

     WHEREAS, Banks are willing to consent to such amendments, subject to the terms and conditions of this Fourth Amendment; and

     WHEREAS, the parties desire to amend the Credit Agreement by this Fourth Amendment to reflect the agreements, modifications and amendments as set forth hereinbelow;

     NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used in this Fourth Amendment which are defined in the Credit Agreement, as amended by this Fourth Amendment, shall have the same meanings as assigned therein when used herein, unless otherwise provided herein or the context hereof shall otherwise require.

     2. Representations and Warranties. In order to induce Banks to enter into this Fourth Amendment, Company represents and warrants to Banks that:

         A. Company, Guarantors and Consolidated Subsidiaries each have the corporate power and requisite authority to execute, deliver and carry out the terms and provisions of this Fourth Amendment, the Revolving Credit Notes, the Credit Agreement, as amended hereby, and the other Loan Papers to be executed by them, and Company, Guarantors and Consolidated Subsidiaries have each taken all corporate action necessary to authorize such matters;

         B. Each Affiliate of Company which has executed or shall execute any Loan Papers (including without limitation Cash America Pawn L.P. and Cash America Management L.P., each a Delaware limited partnership) has the power and requisite authority to execute, deliver and carry out the terms and provisions of such Loan Papers;

         C. Neither the execution and delivery of this Fourth Amendment, the Revolving Credit Notes nor any other documents executed by Company or any of Guarantors, Consolidated Subsidiaries or other Affiliates of Company in connection herewith, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute or regulation to which Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors is subject or any judgment, license, order or permit applicable to Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors or any indenture, agreement or other instrument to which Company or any of its Subsidiaries or other Affiliates of Company or Guarantors may be subject; no consent, approval, authorization or order of any court, Governmental Authority or third party is required in connection with the execution and delivery of this Fourth Amendment, the Revolving Credit Notes or any of the other documents executed and delivered in connection herewith or to consummate the transactions contemplated herein or therein;

         D. This Fourth Amendment, the Credit Agreement, as amended hereby, the Revolving Credit Notes and the other Loan Papers are the legal and binding obligations of the parties executing such documents, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

         E. As of the date of this Fourth Amendment, and after giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or a Potential Event of Default; and

         F.   All of the representations and warranties of Company contained in
Article 6 of the Credit Agreement, as amended by this Fourth Amendment, are true and correct as of the date hereof.

     3. Conditions Precedent. This Fourth Amendment and the obligations of Banks hereunder are subject to the condition precedent that Administrative Agent shall have received for each Bank the following, each in form and substance satisfactory to Administrative Agent and such Bank:

         A. Fourth Amendment. A fully executed original counterpart of this Fourth Amendment, signed by duly authorized officers of all of the parties hereto;

         B. First Revolving Credit Notes. A duly executed First Revolving Credit Note, drawn to the order of such Bank in the form of Exhibit "A" attached hereto, with appropriate insertions and otherwise complying with the provisions of the Credit Agreement as amended by this Fourth Amendment.

         C. Second Revolving Credit Notes. A duly executed Second Revolving Credit Note, drawn to the order of such Bank in the form of Exhibit "B" attached hereto, with appropriate insertions and otherwise complying with the provisions of the Credit Agreement as amended by this Fourth Amendment.

         D. Officers' Certificates. A Certificate signed by duly authorized officers of Company and all Guarantors and Consolidated Subsidiaries stating (in their representative capacities, but not in their individual capacities) that (to the best knowledge and belief of such officers, after reasonable investigation and review of matters pertinent to the subject matter of such certificate): (i) all of the representations and warranties contained in
Article 6 of the Credit Agreement, as amended by this Fourth Amendment, and the other Loan Papers are true and correct as of the date hereof and will be true and correct upon execution and delivery of this Fourth Amendment, the Revolving Credit Notes, and all Loan Papers in connection herewith and after giving effect hereto and thereto; (ii) no event has occurred and is continuing, or would result from the execution, delivery and performance of the Credit Agreement, as amended by this Fourth Amendment, and the other Loan Papers which constitutes an Event of Default or a Potential Event of Default; and (iii) the Officer Certificates and all attachments thereto (including copies of resolutions, articles of incorporation, partnership agreements and by-laws) which have previously been delivered to Administrative Agent and Banks by Company, Guarantors and Consolidated Subsidiaries and their respective officers are true and correct, have not been altered (except as specifically noted) and are in full force and effect.

         E. Texas Commerce. Texas Commerce shall have received all accrued and unpaid portion of Advances, interest, fees and all other amounts owing to but not including the date of this Fourth Amendment.

         F. Other Items. Such other items as Administrative Agent or Banks may reasonably request prior to the execution, delivery and acceptance of this Fourth Amendment.

     4. Amendments to Credit Agreement. Effective as of the date of this Fourth Amendment, and subject only to the conditions precedent set forth in
Section 3 hereof, the Credit Agreement shall be, and is hereby, amended as follows:

         A. Section 1.65 of the Credit Agreement is hereby amended by deleting the term "Letter of Credit Reimbursement Agreements" and inserting the defined term "Letter of Credit Application Agreement" in lieu thereof.

         B. Section 1.71 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              1.71 "Note Agreement" shall mean that certain Note Agreement dated May 6, 1993, entered into by and between Company and Teachers, in connection with the indebtedness described in clause (i) of the definition of Private Placement Debt.

         C. Section 1.82 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              1.82 "Private Placement Debt" shall mean the indebtedness of Company (and Guaranty of Domestic Subsidiaries) in the aggregate original principal amount of (i) $30,000,000 under its senior notes designated "8.33% Senior Notes Due May 1, 2003," payable in accordance with the terms of such notes and the Note Agreement and (ii) $20,000,000 under its senior notes designated "8.14% Senior Notes Due 2007," payable pursuant to terms and provisions approved in writing by Majority Banks prior to the issuance of such notes, which approval shall not be unreasonably withheld, provided that the terms thereof
         (A) are no more restrictive on Company and its Subsidiaries than the debt described in clause (i) immediately preceding and (B) are substantially similar to those terms set forth in that certain letter dated May 30, 1995 from Teachers Insurance and Annuity Association of America and the Summary of Proposed Terms attached thereto.

         D. Section 1.93 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              1.93 "Scheduled Maturity Date" shall mean (i) with respect to the First Revolving Credit Loans, April 30, 1998 and (i) with respect to the Second Revolving Credit Loans, June 5, 1996, either of which dates may be extended one or more times by written agreement pursuant to the terms of Section 2.01(b) hereof.





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
         E. Section 2.01(a1) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              (a1) Banks and Percentages. Each "Bank" which is a party to this Credit Agreement is named below, and the "Percentage" of each such Bank is set forth opposite its name below:



                 Bank                                       Percentage
                 ----                                       ----------

           NationsBank of Texas, N.A.                         26.0%

           First Interstate Bank of Texas, N.A.               26.0%

           Bank One, Texas, N.A.                              22.0%

           Citibank, N.A.                                     10.8%

           The Daiwa Bank, Ltd.                                8.0%

           Bank of America Texas, N.A.                         7.2%
                                                             -----
                                                             100.0%


         F. Section 5.03 of the Credit Agreement is hereby amended by amending the first sentence thereof to read as follows:

              "5.03.    Increased Costs.  With respect to all Borrowings, if
         any Governmental Authority, central bank or other comparable authority, shall at any time impose, modify or deem applicable any taxation, required level of reserves (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System but excluding any reserve requirement included in the CD Reserve Requirement or Eurodollar Reserve Requirement of such Bank), deposits, insurance or capital (including any allocation of capital requirements or conditions), or special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank, or shall impose on any Bank (or its Eurodollar lending office) or the interbank eurodollar market any other condition affecting its Advances, any of its Notes, its obligation to make such Advances, its commitment hereunder or its obligation to participate in Letters of Credit; and the result of any of the foregoing is to increase the cost to such Bank of making or maintaining such Advances, its commitment or its obligation to participate in Letters of Credit, or to reduce the amount (which increased cost or reduced amount are not otherwise reflected in an increase in the Adjusted CD Rate or the Adjusted Interbank Rate, as the case may be) of any sum received or receivable by such Bank under this Credit Agreement, or under any of its Notes, by an amount which such Bank deems, in good faith, to be material, then, after demand by such Bank (with a copy to Administrative Agent), Company shall pay to Administrative Agent, on the earlier to occur of (a) the last day of the Interest Period with respect thereto, or (b) the date on which such Advance is repaid or converted in accordance with the second sentence immediately following this sentence, for the account of such Bank, such additional amount or amounts as will compensate such Bank for such increased cost or reduction."

     5. Certain Loan Papers. Each of the undersigned Guarantors hereby consents to the terms of this Fourth Amendment, the Revolving Credit Notes and other Loan Papers and to the execution hereof and thereof and further agrees and confirms that (i) the Joint and Several Guaranty and the Subrogation and Contribution Agreement continue in full force and effect, (ii) neither the execution of this Fourth Amendment, the Revolving Credit Notes or any other Loan Papers in connection herewith or therewith, nor the consummation of the transactions described herein or therein shall alter the liability or obligations of any of the Guarantors under the terms of the Joint and Several Guaranty and the Subrogation and Contribution Agreement, (iii) each reference in the Joint and Several Guaranty and the Subrogation and Contribution Agreement to the "Loan Agreement" or the "Senior Revolving Credit Facility Agreement" shall be deemed to refer to the Credit Agreement, as amended by this Fourth Amendment, and (iv) each reference in the Credit Agreement, the Joint and Several Guaranty and the Subrogation and Contribution Agreement to "Banks" or "Lenders", as appropriate, shall refer to NationsBank, First Interstate, Bank One, Citibank, Daiwa and Bank of America.

     6. Further Assurances. Company, its Subsidiaries and all Affiliates of Company which shall ever execute Loan Papers, including without limitation Guarantors, shall each make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action consistent with the terms and provisions of the Credit Agreement, as amended hereby, as Majority Banks or Administrative Agent may, from time to time, deem reasonably necessary or proper in connection with this Fourth Amendment.

     7. Scope of Amendments. Any and all other provisions of the Credit Agreement and any other Loan Papers are hereby amended and modified wherever necessary and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Fourth Amendment.

     8. Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the Loan Papers, or (b) to prejudice any right or rights which any of Banks or Administrative Agent now has or may have in the future under, or in connection with the Credit Agreement, as amended hereby, the Notes, the other Loan Papers, or any of the documents referred to herein or therein.

     9. Texas Commerce Acknowledgement. By signing below, Texas Commerce acknowledges and agrees that upon payment in full of the amounts specified in
Section 3E. of this

Fourth Amendment, Texas Commerce shall no longer be a Bank or Lender, as appropriate, under the Credit Agreement and the other Loan Papers and all its rights and obligations thereunder shall terminate.

     10. Governing Law. This Fourth Amendment has been prepared, is being executed and delivered and is intended to be performed in the State of Texas, and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Fourth Amendment.

     11. Multiple Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Fourth Amendment by signing any such counterpart.

By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION (successor in interest to Express Cash Acquisition, Inc.), CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC. and CASH AMERICA OF MISSOURI, INC., as Consolidated Subsidiaries and as Guarantors, and HARVEY & THOMPSON LIMITED, CAII PANTBELANING AKTIEBOLAG and SVENSK PANTBELANING AB, as Consolidated Subsidiaries, do each acknowledge and approve the Credit Agreement, as amended by this Fourth Amendment, and the other Loan Papers, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors, the Joint and Several Guaranty, the Subrogation and Contribution Agreement and any matter in connection therewith.

THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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                                     - 7 -

     IN WITNESS WHEREOF, Company, Banks, Guarantors, Consolidated Subsidiaries, Administrative Agent and Issuing Bank have executed this Fourth Amendment as of the day and year first above written.


                                 COMPANY

                                 CASH AMERICA INTERNATIONAL, INC.


                                 By: /s/  Thomas A. Bessant, Jr.
                                     -------------------------------------
                                     Thomas A. Bessant, Jr.
                                     Vice President-Finance and Treasurer

                                   GUARANTORS

CASH AMERICA, INC. OF SOUTH CAROLINA

FLORIDA CASH AMERICA, INC.

GEORGIA CASH AMERICA, INC.

CASH AMERICA, INC. OF LOUISIANA

CASH AMERICA, INC. OF NORTH CAROLINA

CASH AMERICA, INC. OF TENNESSEE

CASH AMERICA, INC. OF OKLAHOMA

CASH AMERICA, INC. OF KENTUCKY

CASH AMERICA PAWN, INC. OF OHIO

CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

CASH AMERICA HOLDING, INC.

EXPRESS CASH INTERNATIONAL CORPORATION, a Delaware corporation

CASH AMERICA, INC. OF ALABAMA

CASH AMERICA, INC. OF COLORADO

CASH AMERICA, INC. OF INDIANA

CASH AMERICA, INC.

CASH AMERICA OF MISSOURI, INC.


By: /s/ Thomas A. Bessant, Jr.
    ---------------------------------------------
    Thomas A. Bessant, Jr. Vice President for All

                           CONSOLIDATED SUBSIDIARIES


                           HARVEY & THOMPSON LIMITED


                           By: /s/ Daniel R. Feehan
                               --------------------------
                               Daniel R. Feehan, Director


                           SVENSK PANTBELANING AB


                           By: /s/ Daniel R. Feehan
                               --------------------------
                               Daniel R. Feehan, Director


                           CAII PANTBELANING AKTIEBOLAG


                           By: /s/ Daniel R. Feehan
                               ---------------------------
                               Daniel R. Feehan, Director

                                    BANKS


                           NATIONSBANK OF TEXAS, N.A.


                           By: /s/ TODD SHIPLEY
                               --------------------------------
                               Todd Shipley
                               Senior Vice President


                           FIRST INTERSTATE BANK OF TEXAS, N.A.


                           By: /s/ KIMBERLY K. WHITE
                               --------------------------------
                               Kimberly K. White
                               Assistant Vice President


                           BANK ONE, TEXAS, N.A.


                           By: /s/  BARRY B. KROMANN
                               ---------------------------------
                               Barry B. Kromann
                               Vice President

                           CITIBANK, N.A.


                           By: /s/ EDWARD LETTIERI
                               ---------------------------------
                               Edward Lettieri
                               Vice President

                           THE DAIWA BANK, LTD.


                           By: /s/  Kirk L. Stites
                               --------------------------------------
                               Kirk L. Stites
                               Vice President


                           By: /s/  Kim A. Uhlemann
                               --------------------------------------
                               Kim A. Uhlemann
                               Vice President


                           BANK OF AMERICA TEXAS, N.A.


                           By: /s/  Donald P. Hellman
                               --------------------------------------
                               Donald P. Hellman
                               Vice President


ACKNOWLEDGED AND AGREED:

TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By: /s/  Michael J. Burr
    ------------------------------------
    Michael J. Burr Sr.
    Vice President

                     ADMINISTRATIVE AGENT AND ISSUING BANK


                           NATIONSBANK OF TEXAS, N.A.


                           By: /s/  Todd Shipley
                               ----------------------------------
                               Todd Shipley
                               Senior Vice President

                               FIFTH AMENDMENT TO
                   SENIOR REVOLVING CREDIT FACILITY AGREEMENT


     THIS FIFTH AMENDMENT TO SENIOR REVOLVING CREDIT FACILITY AGREEMENT (the "Fifth Amendment") is entered into as of the 13th day of November, 1995 (but effective as of January 1, 1995), by and among NATIONSBANK OF TEXAS, N.A. ("NationsBank"), FIRST INTERSTATE BANK OF TEXAS, N.A. ("First Interstate"), BANK ONE, TEXAS, N.A. ("Bank One"), THE DAIWA BANK, LTD. ("Daiwa"), CITIBANK, N.A. ("Citibank"), and BANK OF AMERICA TEXAS, N.A. ("Bank of America") (such banks, and their successors and assigns, are collectively referred to herein as "Banks"), CASH AMERICA INTERNATIONAL, INC., a Texas corporation ("Company"), and NationsBank as Issuing Bank and as Administrative Agent for Banks to the extent and in the manner provided for in the "Credit Agreement" (defined below and herein so called), with the acknowledgement, approval and agreement of all "Guarantors" and "Consolidated Subsidiaries" (as each of such terms is defined in the Credit Agreement) existing as of the date hereof.


                              W I T N E S S E T H:

     WHEREAS, certain of the Banks, Company, Issuing Bank and Administrative Agent are parties to that certain Senior Revolving Credit Facility Agreement dated as of June 29, 1993, as amended by that certain First Amendment to Senior Revolving Credit Facility Agreement, dated as of June 7, 1994, by that certain Second Amendment to Senior Revolving Credit Facility Agreement, dated as of September 21, 1994, by that certain Third Amendment to Senior Revolving Credit Facility Agreement, dated as of March 10, 1995, and by that certain Fourth Amendment to Senior Credit Facility Agreement, dated as of June 7, 1995 (said Credit Agreement, as amended, the "Credit Agreement"); and

     WHEREAS, Company has requested certain amendments to the Credit Agreement as set forth hereinbelow; and

     WHEREAS, Banks are willing to consent to such amendments, subject to the terms and conditions of this Fifth Amendment; and

     WHEREAS, the parties desire to amend the Credit Agreement by this Fifth Amendment to reflect the agreements, modifications and amendments as set forth hereinbelow;

     NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used in this Fifth Amendment which are defined in the Credit Agreement, as amended by this Fifth Amendment, shall have the same meanings as assigned therein when used herein, unless otherwise provided herein or the context hereof shall otherwise require.

     2. Representations and Warranties. In order to induce Banks to enter into this Fifth Amendment, Company represents and warrants to Banks that:

         A. Company, Guarantors and Consolidated Subsidiaries each have the corporate power and requisite authority to execute, deliver and carry out the terms and provisions of this Fifth Amendment, the Credit Agreement, as amended hereby, and any other Loan Papers to be executed by them, and Company, Guarantors and Consolidated Subsidiaries have each taken all corporate action necessary to authorize such matters;

         B. Each Affiliate of Company which has executed or shall execute any Loan Papers has the power and requisite authority to execute, deliver and carry out the terms and provisions of such Loan Papers;

         C. Neither the execution and delivery of this Fifth Amendment nor any other documents executed by Company or any of Guarantors, Consolidated Subsidiaries or other Affiliates of Company in connection herewith, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute or regulation to which Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors is subject or any judgment, license, order or permit applicable to Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors or any indenture, agreement or other instrument to which Company or any of its Subsidiaries or other Affiliates of Company or Guarantors may be subject; no consent, approval, authorization or order of any court, Governmental Authority or third party is required in connection with the execution and delivery of this Fifth Amendment or any of the other documents executed and delivered in connection herewith or to consummate the transactions contemplated herein or therein;

         D. This Fifth Amendment, the Credit Agreement, as amended hereby, and the other Loan Papers are the legal and binding obligations of the parties executing such documents, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

         E. As of the date of this Fifth Amendment, and after giving effect hereto and to the waiver set forth in that certain letter from Administrative Agent (on behalf of Majority Banks) to Company dated May 12, 1994, no event has occurred and is continuing which constitutes an Event of Default or a Potential Event of Default; and

         F.   All of the representations and warranties of Company contained in
Article 6 of the Credit Agreement, as amended by this Fifth Amendment and after giving effect to the waiver set forth in that certain letter from Administrative Agent (on behalf of Majority Banks) to Company dated May 12, 1994, are true and correct as of the date hereof.

     3. Conditions Precedent. This Fifth Amendment and the obligations of Banks hereunder are subject to the condition precedent that Administrative Agent shall have received for each Bank the following, each in form and substance satisfactory to Administrative Agent and such Bank:

         A. Fifth Amendment. A fully executed original counterpart of this Fifth Amendment, signed by duly authorized officers of Company, all Guarantors and Consolidated Subsidiaries and Majority Banks;

         B. Officers' Certificates. A Certificate signed by duly authorized officers of Company and all Guarantors and Consolidated Subsidiaries stating (in their representative capacities, but not in their individual capacities) that (to the best knowledge and belief of such officers, after reasonable investigation and review of matters pertinent to the subject matter of such certificate) and after giving effect to the waiver set forth in that certain letter from Administrative Agent (on behalf of Majority Banks) to Company dated May 12, 1994: (i) all of the representations and warranties contained in
Article 6 of the Credit Agreement, as amended by this Fifth Amendment, and the other Loan Papers are true and correct as of the date hereof and will be true and correct upon execution and delivery of this Fifth Amendment and all Loan Papers in connection herewith and after giving effect hereto and thereto; (ii) no event has occurred and is continuing, or would result from the execution, delivery and performance of the Credit Agreement, as amended by this Fifth Amendment, and the other Loan Papers which constitutes an Event of Default or a Potential Event of Default; and (iii) the Officer Certificates and all attachments thereto (including copies of resolutions, articles of incorporation, partnership agreements and by-laws) which have previously been delivered to Administrative Agent and Banks by Company, Guarantors and Consolidated Subsidiaries and their respective officers are true and correct, have not been altered (except as specifically noted) and are in full force and effect.

         C. Other Items. Such other items as Administrative Agent or Banks may reasonably request prior to the execution, delivery and acceptance of this Fifth Amendment.

     4. Amendments to Credit Agreement. Effective as of January 1, 1995, and subject only to the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be, and is hereby, amended as follows:

         A. Section 1.106A of the Credit Agreement is hereby amended by adding the defined term "Adjustment of Revenue Recognition" thereto in proper alphabetical order to read as follows:

              "'Adjustment of Revenue Recognition' shall mean (i) the accrual by Company and its Consolidated Subsidiaries of pawn service charges on a constant basis over the loan term for those loans with respect to which Company deems collection to be probable and (ii) with respect to loans not repaid, the calculation of the carrying value of the forfeited collateral (inventory) at the lower of cost (the principal amount advanced) or market."

         B. Section 1.24 of the Credit Agreement is hereby amended and restated to read as follows:

              "1.24     'Consolidated Adjusted Net Income' or 'Consolidated
         Adjusted Net Loss' shall mean, with respect to any period, consolidated net earnings or loss (after income taxes) of Company and its Consolidated Subsidiaries for such period, determined in accordance with GAAP, but excluding (i) any gain or loss in excess of $1,000,000 (before income taxes) arising from the sale of capital assets; (ii) the charge of approximately $19,772,000 against the Company's 1995 earnings for the cumulative effect (through December 31, 1994) of the Adjustment of Revenue Recognition; and (iii) any other items which would be considered extraordinary items, in accordance with GAAP."

         C. Subsection (a) of Section 8.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "(a)      Consolidated Indebtedness and Letter of Credit
         Liability to Consolidated Funded Debt plus Consolidated Net Worth. Company shall not permit the sum of (i) Consolidated Indebtedness plus
         (ii) Letter of Credit Facility to exceed the product obtained by multiplying the sum of (iii) Consolidated Funded Debt plus (iv) Consolidated Net Worth by (A) 0.55 with respect to each fiscal quarter ended on or before September 30, 1996 and (B) 0.50 with respect to each fiscal quarter thereafter."

         D. The dollar amount "$95,000,000" set forth in clause (i) of Subsection (b) of Section 8.14 of the Credit Agreement is hereby amended to be "$75,000,000".

         E. Section 9.01 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (xii) thereof, (ii) deleting "." at the end of clause (xiii) thereof and inserting "and" in lieu thereof and (iii) adding a new clause (xiv) thereto to read as follows:

              "(xiv)    indebtedness of Svensk Pantbelaning AB pursuant to a
         loan agreement with Skandinaviska Enskilda Banken Corporation not to exceed SEK 10,000,000 in aggregate principal amount."

         F. Section 9.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "9.08     Name, Fiscal Year and Accounting Firm and Method.
         Company will not, and will not permit any of Subsidiaries to, change its name, Fiscal Year (except after providing 30-days' prior written notice to Banks), principal accounting firm to an accounting firm other than an Accounting Firm, or method of accounting, unless (i) required under GAAP or (ii) in respect of the Adjustment of Revenue Recognition."

     5. Certain Loan Papers. Each of the undersigned Guarantors hereby consents to the terms of this Fifth Amendment and other Loan Papers and to the execution hereof and thereof and further agrees and confirms that (i) the Joint and Several Guaranty and the Subrogation and Contribution Agreement continue in full force and effect, (ii) neither the execution of this Fifth Amendment or any other Loan Papers in connection herewith or therewith, nor the consummation of the transactions described herein or therein shall alter the liability or obligations of any of the Guarantors under the terms of the Joint and Several Guaranty and the Subrogation and Contribution Agreement, (iii) each reference in the Joint and Several Guaranty and the Subrogation and Contribution Agreement to the "Loan Agreement" or the "Senior Revolving Credit Facility Agreement" shall be deemed to refer to the Credit Agreement, as amended by this Fifth Amendment, and (iv) each reference in the Credit Agreement, the Joint and Several Guaranty and the Subrogation and Contribution Agreement to "Banks" or "Lenders", as appropriate, shall refer to NationsBank, First Interstate, Bank One, Citibank, Daiwa and Bank of America.

     6. Further Assurances. Company, its Subsidiaries and all Affiliates of Company which shall ever execute Loan Papers, including without limitation Guarantors, shall each make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action consistent with the terms and provisions of the Credit Agreement, as amended hereby, as Majority Banks or Administrative Agent may, from time to time, deem reasonably necessary or proper in connection with this Fifth Amendment.

     7. Scope of Amendments. Any and all other provisions of the Credit Agreement and any other Loan Papers are hereby amended and modified wherever necessary and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Fifth Amendment.

     8. Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the Loan Papers, or (b) to prejudice any right or rights which any of Banks or Administrative Agent now has or may have in the future under, or in connection with the Credit Agreement, as amended hereby, the Notes, the other Loan Papers, or any of the documents referred to herein or therein.

     9. Governing Law. This Fifth Amendment has been prepared, is being executed and delivered and is intended to be performed in the State of Texas, and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Fifth Amendment.

     10. Multiple Counterparts. This Fifth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Fifth Amendment by signing any such counterpart.

By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION (successor in interest to Express Cash Acquisition, Inc.), CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC., CASH AMERICA OF MISSOURI, INC.and VINCENT'S JEWELERS AND LOAN, INC., as Consolidated Subsidiaries and as Guarantors, and HARVEY & THOMPSON LIMITED, CAII PANTBELANING AKTIEBOLAG and SVENSK PANTBELANING AB, as Consolidated Subsidiaries, do each acknowledge and approve the Credit Agreement, as amended by this Fifth Amendment, and the other Loan Papers, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors, the Joint and Several Guaranty, the Subrogation and Contribution Agreement and any matter in connection therewith.

THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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                                     - 6 -

     IN WITNESS WHEREOF, Company, Banks, Guarantors, Consolidated Subsidiaries, Administrative Agent and Issuing Bank have executed this Fifth Amendment as of the day and year first above written, effective as of January 1, 1995.


                                 COMPANY

                                 CASH AMERICA INTERNATIONAL, INC.


                                 By: /s/ THOMAS A. BESSANT, JR.
                                     ------------------------------------
                                     Thomas A. Bessant, Jr.
                                     Vice President-Finance and Treasurer

                                   GUARANTORS

CASH AMERICA, INC. OF SOUTH CAROLINA

FLORIDA CASH AMERICA, INC.

GEORGIA CASH AMERICA, INC.

CASH AMERICA, INC. OF LOUISIANA

CASH AMERICA, INC. OF NORTH CAROLINA

CASH AMERICA, INC. OF TENNESSEE

CASH AMERICA, INC. OF OKLAHOMA

CASH AMERICA, INC. OF KENTUCKY

CASH AMERICA PAWN, INC. OF OHIO

CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

CASH AMERICA HOLDING, INC.

EXPRESS CASH INTERNATIONAL CORPORATION, a Delaware corporation

CASH AMERICA, INC. OF ALABAMA

CASH AMERICA, INC. OF COLORADO

CASH AMERICA, INC. OF INDIANA

CASH AMERICA, INC.

CASH AMERICA OF MISSOURI, INC.

VINCENT'S JEWELERS AND LOAN, INC.


By: /s/ THOMAS A. BESSANT, JR.
    ---------------------------------------------
    Thomas A. Bessant, Jr. Vice President for All

                          CONSOLIDATED SUBSIDIARIES


                          HARVEY & THOMPSON LIMITED


                          By: /s/ DANIEL R. FEEHAN
                              --------------------------
                              Daniel R. Feehan, Director


                          SVENSK PANTBELANING AB


                          By: /s/ DANIEL R. FEEHAN
                              --------------------------
                              Daniel R. Feehan, Director


                          CAII PANTBELANING AKTIEBOLAG


                          By: /s/ DANIEL R. FEEHAN
                              --------------------------
                              Daniel R. Feehan, Director

                                    BANKS


                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ TODD SHIPLEY
                                            --------------------------------
                                            Todd Shipley
                                            Senior Vice President


                                        FIRST INTERSTATE BANK OF TEXAS, N.A.


                                        By: /s/ KIMBERLY K. WHITE
                                            --------------------------------
                                            Kimberly K. White
                                            Assistant Vice President


                                        BANK ONE, TEXAS, N.A.


                                        By: ________________________________

                                            Name: __________________________
                                            Title: _________________________


                                        CITIBANK, N.A.


                                        By: /s/ MARJORIE FUTORNICK
                                            --------------------------------
                                            Marjorie Futornick
                                            Vice President

                                        THE DAIWA BANK, LTD.


                                        By: /s/  Kirk L. Stites
                                            ---------------------------------
                                            Kirk L. Stites
                                            Vice President


                                        By: /s/  James T. Wang
                                            ---------------------------------
                                            James T. Wang
                                            Vice President


                                        BANK OF AMERICA TEXAS, N.A.


                                        By: /s/  Donald P. Hellman
                                            ---------------------------------
                                            Donald P. Hellman
                                            Vice President

                     ADMINISTRATIVE AGENT AND ISSUING BANK


[S]
                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ Todd Shipley
                                            -----------------------
                                            Todd Shipley
                                            Senior Vice President